UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 15, 2007, The Wilber Corporation (“Wilber”) acquired 100% of the capital stock of Provantage Funding Corporation (“Provantage”), a New York State licensed mortgage banker headquartered in Saratoga County, New York. Wilber paid $347,064.62 to the sole selling shareholder, Robert A. Hayes, who will retain his position as the President and CEO of Provantage.

Provantage was licensed as a mortgage banker by the New York State Banking Department in 2000. Wilber will continue to operate Provantage as a wholly-owned subsidiary of the Company.

A press release announcing the plan of acquisition is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statement and Exhibits

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release, dated March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Douglas C. Gulotty
Douglas C. Gulotty
President and CEO
Date: March 15, 2007

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